UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 10, 2019

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53723	30-0791746
(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification Number)

555 Madison Avenue, 5th Floor

New York, NY

(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TAUG	OTCQB

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 10, 2019, Tauriga Sciences, Inc. (OTCQB stock symbol: TAUG, the “Company”) held a special meeting (the “Special Meeting”) of its shareholders. At the Special Meeting, there were 61,096,335 shares of common stock represented in person or by proxy of the 75,895,090 shares of common stock entitled to be cast, constituting a quorum. Of the shares of common stock cast, a majority of such shares needed to vote in favor of the proposals to be approved. The Company’s shareholders approved the proposals listed below, the final votes on which were as follows:

1. The shareholders approved an amendment to the Company’s amended Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.00001 per share, from 100,000,000 shares to 400,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

54,457,852	6,296,445	342,038	-

2. The shareholders approved the proposal to adjourn the Special Meeting, if necessary, including to solicit additional proxies in the event that there were not sufficient votes to attain quorum or to approve any of the foregoing proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

55,755,718	4,746,468	594,149	-

Item 7.01 Regulation FD Disclosure.

On September 10, 2019, the Company issued a press release announcing the voting results of the special meeting of its shareholders. The press release is attached hereto as Exhibit 99.1.

The press release attached hereto as Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Exhibits Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release, dated September 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2019

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer